EXHIBIT 32.1

CHIEF EXECUTIVE OFFICER CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350 AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Franklin Electric Co., Inc. (the “Company”) on Form 10-K for the year ending December 31, 2011, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, R. Scott Trumbull, Chairman and Chief Executive Officer of the Company, certify to my knowledge, pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. Section 1350), that:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:	February 29, 2012

/s/ R. Scott Trumbull
R. Scott Trumbull
Chairman and Chief Executive Officer
Franklin Electric Co., Inc.